                      MORGAN STANLEY INSTITUTIONAL FUNDS,
                TRUST - INVESTMENT GRADE FIXED INCOME PORTFOLIO
                          ITEM 77(O) 10F-3 TRANSACTIONS
                       APRIL 1, 2008 - SEPTEMBER 30, 2008

                                                                     Amount of       % of       % of
                                       Offering        Total          Shares       Offering    Funds
  Security     Purchase/    Size of    Price of      Amount of       Purchased     Purchased    Total                      Purchased
  Purchased    Trade Date   Offering    Shares        Offering        By Fund       By Fund     Assets     Brokers           From
-------------- ---------- ----------- ---------- ----------------- -------------- ---------- ----------- ------------- -------------
Oracle Corp.    04/02/08       -       $99.953   $2,500,000,000.00  590,000.00       0.02%      0.13%         Citi,        Citigroup
 5.75% due                                                                                                 Mitsubishi
 4/15/2018                                                                                                    UFJ
                                                                                                          Securities,
                                                                                                            Banc of
                                                                                                            America
                                                                                                           Securities
                                                                                                            LLC, BMO
                                                                                                            Capital
                                                                                                            Markets,
                                                                                                             HSBC,
                                                                                                            Merrill
                                                                                                            Lynch &
                                                                                                          CO., Credit
                                                                                                          Suisse, BNP
                                                                                                            PARIBAS,
                                                                                                          RBC Capital
                                                                                                            Markets,
                                                                                                              RBS
                                                                                                           Greenwich
                                                                                                            Capital,
                                                                                                            SCOCIETE
                                                                                                           GENERALE,
                                                                                                          UCI Capital
                                                                                                            Markets,
                                                                                                             Morgan
                                                                                                            Stanley,
                                                                                                             Mizuho
                                                                                                           Securities
                                                                                                           USA Inc.,
                                                                                                            Wachovia
                                                                                                          Securities,
                                                                                                          Wells Fargo
                                                                                                          Securities,
                                                                                                          BNY Capital
                                                                                                            Markets,
                                                                                                             Inc.,
                                                                                                             Lehman
                                                                                                            Brothers

  Dell Inc.     04/14/08       -       $99.736   $5000,000,000.00    380,000.00       0.76%       8.00%      Barclays      JPMorgan
  5.650% due                                                                                                  Capital,    Securities
  4/14/2018                                                                                                 Goldman Sachs
                                                                                                               & Co.,
                                                                                                              JPMorgan
                                                                                                             Securities,
                                                                                                               Banc of
                                                                                                               America
                                                                                                             Securities
                                                                                                           LLC, Citigroup
                                                                                                           Global Markets
                                                                                                           Inc., Deutsche
                                                                                                                Bank
                                                                                                             Securities
                                                                                                             Inc., HSBC
                                                                                                             Securities,
                                                                                                               Mizuho
                                                                                                           Securities USA
                                                                                                            Inc., Morgan
                                                                                                            Stanley, UBS
                                                                                                           Securities LLC

   Wal-Mart     04/08/08        -     $99.759000 $1,000,000,000.00   595,000.00       0.06%      13.00%      Cit, Credit     Goldman
 Stores Inc.                                                                                               Suisse, Goldman,   Sachs
 Note 4.250%                                                                                               Sachs & Co., RBS
due 4/15/2013                                                                                                 Greenwich
                                                                                                           Capital, Bank of
                                                                                                               America
                                                                                                           Securities LLC,
                                                                                                           BBVA Securities,
                                                                                                            Deutsche Bank
                                                                                                          Securities, HSBC,
                                                                                                           Lehman Brothers,
                                                                                                          Mizuho Securities
                                                                                                              USA Inc.,
                                                                                                              Santander
                                                                                                            Investment, TD
                                                                                                             Securities,
                                                                                                          Barclays Capital,
                                                                                                             BNP PARIBAS,
                                                                                                               Dresdner
                                                                                                              Kleinwort,
                                                                                                              JPMorgan,
                                                                                                            Mitsubishi UFJ
                                                                                                             Securities,
                                                                                                           Morgan Stanley,
                                                                                                               Standard
                                                                                                           Chartered Bank,
                                                                                                            UBS Investment
                                                                                                            Bank, Wachovia
                                                                                                              Securities

 XTO Energy    04/15/08        -      $99.539000  $800,000,000.00    495,000.00       0.06%      0.11%      Lehman        Lehman
Inc. 5.500%                                                                                                Brothers,     Brothers
    due                                                                                                     Banc of
 6/15/2018                                                                                                  America
                                                                                                          Securities
                                                                                                           LLC, BNP
                                                                                                           PARIBAS,
                                                                                                            Credit
                                                                                                            Suisse,
                                                                                                           Deutsche
                                                                                                             Bank
                                                                                                          Securities,
                                                                                                           Goldman,
                                                                                                         Sachs & Co.,
                                                                                                           Jefferies
                                                                                                           Company,
                                                                                                           JPMorgan,
                                                                                                            Morgan
                                                                                                         Stanley, RBS
                                                                                                           Greenwich
                                                                                                           Capital,
                                                                                                             Citi,
                                                                                                            Merrill
                                                                                                         Lynch & Co.,
                                                                                                             BBVA
                                                                                                          Securities,
                                                                                                          BMO Capital
                                                                                                         Markets, BNY
                                                                                                            Capital
                                                                                                           Markets,
                                                                                                           Comerica
                                                                                                          Securities,
                                                                                                            Fortis
                                                                                                          Securities
                                                                                                          LLC, Lazard
                                                                                                            Capital
                                                                                                           Markets,
                                                                                                            Natixis
                                                                                                         Bleichroeder
                                                                                                          Inc., Piper
                                                                                                           Jaffray,
                                                                                                          Wells Fargo
                                                                                                          Securities,
                                                                                                           SunTrust
                                                                                                           Robinson
                                                                                                           Humphrey,
                                                                                                              UBS
                                                                                                          Investment
                                                                                                             Bank,
                                                                                                           Wachovia
                                                                                                          Securities

  General      04/16/08        -      $99.733000 $4,000,000,000.00  1,060,000.00      0.03%      0.23%      Banc of       Lehman
  Electric                                                                                                 America       Brothers
  Capital                                                                                                 Securities
 Corp. Note                                                                                                  LLC,
 5.625% due                                                                                                Goldman,
  5/1/2018                                                                                               Sachs & Co.,
                                                                                                            Lehman
                                                                                                           Brothers
                                                                                                         Inc., Morgan
                                                                                                           Stanley &
                                                                                                              Co.
                                                                                                         Incorporated,
                                                                                                          Castle Oak
                                                                                                          Securities,
                                                                                                             L.P.,
                                                                                                           Blaylock
                                                                                                          Robert Van,
                                                                                                          LLC, Samuel
                                                                                                           A. Ramirez &
                                                                                                           Co., Inc.,
                                                                                                           Utendahl
                                                                                                            Capital
                                                                                                          Group, LLC,
                                                                                                         The Williams
                                                                                                            Capital
                                                                                                          Group, L.P.

 Dr. Pepper    04/25/08        -       $99.985   $1,200,000,000.00    295,000        0.02%      0.07%        Banc of       JPMorgan
  Snapple                                                                                                    America      Securities
 Group Inc.                                                                                                Securities
Note 6.820%                                                                                               LLC, Goldman
due 5/1/2018                                                                                              Sachs & Co.,
                                                                                                            JPMorgan
                                                                                                           Securities,
                                                                                                             Morgan
                                                                                                          Stanley, UBS
                                                                                                           Securities
                                                                                                            LLC, BNP
                                                                                                            Paribas,
                                                                                                           Mitsubishi
                                                                                                               UFJ
                                                                                                           Securities
                                                                                                             Internet,
                                                                                                              Scotia
                                                                                                             Capital
                                                                                                              Inc.,
                                                                                                            SunTrust
                                                                                                            Robinson
                                                                                                          Humphrey, TD
                                                                                                           Securities,
                                                                                                            Wachovia
                                                                                                           Securities
                                                                                                              Inc.

Bristol-Meyers 04/28/08        -      $99.825000  $600,000,000.00    245,000.00       0.04%       0.05%   Banc of America   JPMorgan
 Squibb CO.                                                                                               Securities LLC, Securities
 5.450% due                                                                                               JPMorgan, Citi,
  5/1/2018                                                                                                 Goldman, Sachs
                                                                                                             & Co., RBS
                                                                                                             Greenwich
                                                                                                          Capital, Morgan
                                                                                                            Stanley, UBS
                                                                                                          Investment Bank

   Israel      05/01/08   $99.831000      -      $1,000,000,000.00   520,000.00     0.05%      0.12%         Citi,          Lehman
  Electric                                                                                                 JPMorgan,       Brothers
 Corp. Ltd                                                                                                  Merrill
Note 7.250%                                                                                              Lynch & Co.,
    due                                                                                                     Lehman
 1/15/2019                                                                                                 Brothers,
                                                                                                            Morgan
                                                                                                            Stanley

 Comcast Corp    05/02/08      -      $99.97600  $1,000,000,000.00   260,000.00     0.02%      0.06%          Citi,         Deutsche
  Note 5.700%                                                                                                Deutsche         Bank
 due 5/15/2018                                                                                                 Bank
                                                                                                           Securities,
                                                                                                             Merrill
                                                                                                             Lynch &
                                                                                                             Co., UBS
                                                                                                            Investment
                                                                                                            Bank, Banc
                                                                                                            of America
                                                                                                            Securities
                                                                                                            LLC, Daiwa
                                                                                                            Securities
                                                                                                             America
                                                                                                              Inc.,
                                                                                                            Mitsubishi
                                                                                                               UFJ
                                                                                                           Securities,
                                                                                                              Lehman
                                                                                                             Brothers
                                                                                                               TSB
                                                                                                            Corporate
                                                                                                             Markets,
                                                                                                            Blaylock &
                                                                                                             Company,
                                                                                                              Inc.,
                                                                                                            Ramirez &
                                                                                                            Co., Inc.,
                                                                                                             Cabrera
                                                                                                             Capital
                                                                                                             Markets,
                                                                                                               LLC,
                                                                                                             Merrill
                                                                                                             Lynch &
                                                                                                             Co., UBS
                                                                                                            Investment
                                                                                                              Bank,
                                                                                                             Barclays
                                                                                                             Capital,
                                                                                                             Goldman,
                                                                                                             Sachs &
                                                                                                           Co., Morgan
                                                                                                             Stanley,
                                                                                                             Wachovia
                                                                                                           Securities,
                                                                                                              Mizuho
                                                                                                            Securities
                                                                                                            USA inc.,
                                                                                                            BNY Mellon
                                                                                                             Capital
                                                                                                             Markets,
                                                                                                           LLC, Guzman
                                                                                                            & Company,
                                                                                                               M.R.
                                                                                                               Beal
                                                                                                                &
                                                                                                             Company,
                                                                                                               BNP
                                                                                                             PARIBAS,
                                                                                                            JPMorgan,
                                                                                                            The Royal
                                                                                                             Bank of
                                                                                                            Scotland,
                                                                                                            Sun Trust
                                                                                                             Robinson
                                                                                                            Humphrey,
                                                                                                              Piper
                                                                                                             Jaffray,
                                                                                                               Loop
                                                                                                             Capital
                                                                                                             Markets,
                                                                                                             LLC, The
                                                                                                             Williams
                                                                                                             Capital
                                                                                                              Group,
                                                                                                              L.P.,
                                                                                                             Siebert
                                                                                                             Capital
                                                                                                             Markets

Korea Railroad   05/08/08      -      $99.637000  $300,000,000.00     200,000       0.06%      0.11%      Citi, HSBC,        HSBC
  Corp. Note                                                                                                Morgan        Securities
  5.375% due                                                                                               Stanley
   5/15/2013

    Parker       05/13/08      -      $99.765000  $450,000,000.00     265,000       0.06%      0.06%       Banc of           Banc of
 Hannifin Corp                                                                                              America,         America
  Note 5.500%                                                                                               Goldman
 due 5/15/2018                                                                                              Sachs &
                                                                                                          Co., Morgan
                                                                                                            Stanley,
                                                                                                            KeyBanc
                                                                                                            Capital
                                                                                                            Markets,
                                                                                                             Mizuho
                                                                                                           Securities
                                                                                                           USA Inc.,
                                                                                                             Wells
                                                                                                             Fargo
                                                                                                          Securities,
                                                                                                            Barclays
                                                                                                            Capital,
                                                                                                           BNY Mellon
                                                                                                            Capital
                                                                                                            Markets,
                                                                                                          LLC, Lazard
                                                                                                            Capital
                                                                                                            Markets

   Harley-      05/15/08      -       $99.805000 $1,000,000,000.00    310,000         0.03%      0.07%     Citigroup      Citigroup
  Davidson                                                                                                   Glohal
Funding Corp.                                                                                               Markets,
 Note 6.800%                                                                                             Morgan Stanley
due 6/15/2018                                                                                              & Co. Inc.,
                                                                                                            Greenwich
                                                                                                             Capital
                                                                                                            Markets,
                                                                                                          JPMorgan, BNP
                                                                                                             Paribas
                                                                                                           Securiteis
                                                                                                             Corp.,
                                                                                                          Deutsche Bank
                                                                                                           Securities
                                                                                                         Inc., Wachovia
                                                                                                         Capital Markets

HBOS PLC Note   05/15/08      -       $99.584000 $2,000,000,000.00    525,000         0.02%      0.12%    Goldman, Sachs     Goldman
  6.750% due                                                                                               & Co., Morgan      Sachs
  5/21/2018                                                                                                  Stanley,
                                                                                                          Lehman Brothers

  Starwood      05/16/08       -       $100.00    $400,000,000.00     230,000         0.05%      0.05%      Banc of        Banc of
  Hotels &                                                                                                America LLC,     America
   Resorts                                                                                                  JPMorgan,
 World Note                                                                                                  Morgan
 6.750% due                                                                                                 Stanley,
  5/15/2018                                                                                                  Merrill
                                                                                                           Lynch & Co.

 Time Warner   06/16/08       -       $99.917     $2,000,000,000       420,000        0.02%      0.10%      Banc of         Banc of
 Cable Inc.                                                                                                 America         America
 Note 6.750%                                                                                               Securities
due 7/1/2018                                                                                                LLC, BNP
                                                                                                            PARIBAS,
                                                                                                             Morgan
                                                                                                          Stanley, RBS
                                                                                                            Greenwich
                                                                                                            Capital,
                                                                                                            Wachovia
                                                                                                           Securities,
                                                                                                            Barclays
                                                                                                            Capital,
                                                                                                           Citi, Daiwa
                                                                                                           Securities
                                                                                                             America
                                                                                                              Inc.,
                                                                                                            Goldman,
                                                                                                          Sachs & Co.,
                                                                                                             Mizuho
                                                                                                           Securities
                                                                                                            USA Inc.,
                                                                                                             Fortis
                                                                                                           Securities
                                                                                                              LLC.
                                                                                                           Mitsubishi,
                                                                                                               UFJ
                                                                                                           Securities,
                                                                                                               UBS
                                                                                                           Investment
                                                                                                              Bank,
                                                                                                            Deutsche
                                                                                                              Bank
                                                                                                           Securities,
                                                                                                             Lehman
                                                                                                            Brothers,
                                                                                                            Blayleck
                                                                                                           Robert Van,
                                                                                                          LLC, Cabrera
                                                                                                             Capital
                                                                                                            Markets,
                                                                                                            LLC, The
                                                                                                            Williams
                                                                                                             Capital
                                                                                                           Group, L.P.

  Rio Tinto    06/24/08       -         $99.131  $1,750,000,000.00     605,000        0.03%      0.15%     Deutsche        JPMorgan
 Finance USA                                                                                                 Bank         Securities
  LTD Note                                                                                                 Securities,
 6.500% due                                                                                                 JPMorgan,
  7/15/2018                                                                                                  Morgan
                                                                                                            Stanley,
                                                                                                             Credit
                                                                                                           Suisse, RBS
                                                                                                            Greenwich
                                                                                                            Capital,
                                                                                                             SOCIETE
                                                                                                            GENERALE,
                                                                                                               ANZ
                                                                                                           Securities,
                                                                                                          Banco Bilbao
                                                                                                             Vizcaya
                                                                                                           Argentina,
                                                                                                              S.A.,
                                                                                                             CALYON,
                                                                                                              Daiwa
                                                                                                           Securities
                                                                                                             America
                                                                                                              Inc.,
                                                                                                           Mitsubishi
                                                                                                               UFJ
                                                                                                           Securities
                                                                                                          International
                                                                                                           plc, Mizuho
                                                                                                          International
                                                                                                               plc

    Tyco       07/29/08       -         $99.970   $300,000,000.00     155,000        0.02%      0.38%       Goldman,     UBS Warburg
 Electronics                                                                                              Sachs & Co.,
  Group SA                                                                                                  Banc of
Noted 5.950%                                                                                                America
     due                                                                                                  Securities
 01/15/2014                                                                                               LLC, Citi,
                                                                                                           Deutsche
                                                                                                             Bank
                                                                                                          securities,
                                                                                                            Morgan
                                                                                                         Stanley, UBS
                                                                                                          Investment
                                                                                                             Bank,
                                                                                                           Barclays
                                                                                                         Capital, BNP
                                                                                                           PARIBAS,
                                                                                                           JPMorgan,
                                                                                                            Lehman
                                                                                                           Brothers

  Alcoa Inc.    07/10/08      -       $99.684000   $750,000,000.00    610,000         0.00%      0.15%       Banc of       Barclays
 Note 6.750%                                                                                                 America    Capital Inc.
due 07/15/2018                                                                                             Securities
                                                                                                          LLC, Barclays
                                                                                                         Capital, Citi,
                                                                                                             Lehman
                                                                                                            Brothers,
                                                                                                         Mitsubishi UFJ
                                                                                                           Securities,
                                                                                                          BNP PARIBAS,
                                                                                                           BMO Capital
                                                                                                            Markets,
                                                                                                             Morgan
                                                                                                            Stanley,
                                                                                                          Deutsche Bank
                                                                                                           Securities,
                                                                                                           BNY Mellon
                                                                                                             Capital
                                                                                                          Markets, LLC,
                                                                                                          RBS Greenwich
                                                                                                          Capital, ANZ
                                                                                                           Securities,
                                                                                                              BBVA
                                                                                                           Securities,
                                                                                                         Goldman, Sachs
                                                                                                            & Co. UBS
                                                                                                           Investment
                                                                                                           Bank, Banca
                                                                                                           IMI, Daiwa
                                                                                                           Securities
                                                                                                          America Inc.,
                                                                                                            JPMorgan

Walgreen Co.   07/14/08       -         $99.610  $1,300,000,000.00      85,000         0.00%      0.21%      Banc of       JPMorgan
Noted 4.875%                                                                                                  America     Securities
    due                                                                                                     Securities
 08/01/2013                                                                                                    LLC,
                                                                                                             JPMorgan,
                                                                                                             Goldman,
                                                                                                           Sachs & Co.,
                                                                                                              Morgan
                                                                                                             Stanley,
                                                                                                               Wells
                                                                                                               Fargo
                                                                                                            Securities,
                                                                                                               Loop
                                                                                                              Capital
                                                                                                            Markets, LC

  Dupont El    07/23/08        -        $99.960  $1,250,000,000.00     100,000        0.00%      0.25%       Credit       Goldman
 Nemour Note                                                                                                 Suisse,        Sachs
  6.00% due                                                                                                  Goldman,
  07/15/2018                                                                                                 Sachs &
                                                                                                           Co., Morgan
                                                                                                             Stanley,
                                                                                                             Banc of
                                                                                                             America
                                                                                                            Securities
                                                                                                               LLC,
                                                                                                            JPMorgan,
                                                                                                               ,RBS
                                                                                                            Greenwich
                                                                                                             Capital,
                                                                                                            Citi, ING
                                                                                                            Wholesale,
                                                                                                             Deutsche
                                                                                                               Bank
                                                                                                           Securities,
                                                                                                              HSBC,
                                                                                                            Mitsubishi
                                                                                                               UFJ
                                                                                                           Securities,
                                                                                                              Mizuho
                                                                                                            Securities
                                                                                                            USA Inc.,
                                                                                                            Santander
                                                                                                           Investment,
                                                                                                             Scotia
                                                                                                             Capital,
                                                                                                             Standard
                                                                                                            Chartered
                                                                                                            Bank, UBS
                                                                                                            Investment
                                                                                                            Bank, The
                                                                                                             Williams
                                                                                                             Capital
                                                                                                           Group, L.P.

  XTO Energy    08/04/08       -        $99.713  $1,000,000,000.00    25,000         0.00%      0.06%       Lehman          Lehman
 Inc. 6.500%                                                                                                 Brothers,     Brothers
due 12/15/2018                                                                                               Jeffries &
                                                                                                              Company,
                                                                                                              Wachovia
                                                                                                            Securities,
                                                                                                              Banc of
                                                                                                              America
                                                                                                             Securities
                                                                                                              LLC, BNP
                                                                                                              PARIBAS,
                                                                                                              SunTrust
                                                                                                              Robinson
                                                                                                             Humphrey,
                                                                                                                RBS
                                                                                                             Greenwich
                                                                                                              Capital,
                                                                                                              Deutsche
                                                                                                                Bank
                                                                                                            Securities,
                                                                                                              Barclays
                                                                                                              Capital,
                                                                                                               Credit
                                                                                                              Suisse,
                                                                                                               Morgan
                                                                                                              Stanley,
                                                                                                               Citi,
                                                                                                             JPMorgan,
                                                                                                              Merrill
                                                                                                              Lynch &
                                                                                                              Co., UBS
                                                                                                             Investment
                                                                                                             Bank, BBVA
                                                                                                            Securities,
                                                                                                              Comerica
                                                                                                            Securities,
                                                                                                               Lazard
                                                                                                              Capital
                                                                                                              Markets,
                                                                                                               Tudor,
                                                                                                             Pickering,
                                                                                                            Holt & Co.,
                                                                                                            BMO Capital
                                                                                                              Markets,
                                                                                                              DNB NOR
                                                                                                              Markets,
                                                                                                              Natixis
                                                                                                            Bleichroeder
                                                                                                             Inc., BNY
                                                                                                               Mellon
                                                                                                              Capital
                                                                                                              Markets,
                                                                                                            LLC, Fortis
                                                                                                             Securities
                                                                                                             LLC, Piper
                                                                                                              Jaffray,
                                                                                                            Wells Fargo
                                                                                                             Securities

     Tyco       07/29/08       -        $99.970   $300,000,000.00      525,000        0.17%      0.13%      Goldman,     UBS Warburg
 Electronics                                                                                                 Sachs &
   Group SA                                                                                                 Co., Banc
 Noted 5.950%                                                                                               of America
due 01/15/2014                                                                                              Securities
                                                                                                            LLC, Citi,
                                                                                                             Deutsche
                                                                                                               Bank
                                                                                                           securities,
                                                                                                              Morgan
                                                                                                             Stanley,
                                                                                                               UBS
                                                                                                            Investment
                                                                                                              Bank,
                                                                                                             Barclays
                                                                                                             Capital,
                                                                                                               BNP
                                                                                                             PARIBAS,
                                                                                                            JPMorgan,
                                                                                                              Lehman
                                                                                                             Brothers

Walgreen Co.    07/14/08      -        $99.610   $1,300,000,000.00    325,000         0.02%       0.08%      Banc of       JPMorgan
Noted 4.875%                                                                                                  America     Securities
     due                                                                                                    Securities
 08/01/2013                                                                                                    LLC,
                                                                                                             JPMorgan,
                                                                                                             Goldman,
                                                                                                           Sachs & Co.,
                                                                                                              Morgan
                                                                                                             Stanley,
                                                                                                               Wells
                                                                                                               Fargo
                                                                                                            Securities,
                                                                                                               Loop
                                                                                                              Capital
                                                                                                            Markets, LC

  Dupont El    07/23/08        -       $99.960   $1,250,000,000.00     305,000         0.02%      0.08%      Credit       Goldman
 Nemour Note                                                                                                  Suisse,       Sachs
  6.00% due                                                                                                  Goldman,
  07/15/2018                                                                                               Sachs & Co.,
                                                                                                              Morgan
                                                                                                             Stanley,
                                                                                                              Banc of
                                                                                                              America
                                                                                                            Securities
                                                                                                               LLC,
                                                                                                             JPMorgan,
                                                                                                               ,RBS
                                                                                                             Greenwich
                                                                                                             Capital,
                                                                                                             Citi, ING
                                                                                                            Wholesale,
                                                                                                             Deutsche
                                                                                                               Bank
                                                                                                            Securities,
                                                                                                               HSBC,
                                                                                                            Mitsubishi
                                                                                                                UFJ
                                                                                                            Securities,
                                                                                                              Mizuho
                                                                                                            Securities
                                                                                                             USA Inc.,
                                                                                                             Santander
                                                                                                            Investment,
                                                                                                              Scotia
                                                                                                             Capital,
                                                                                                             Standard
                                                                                                             Chartered
                                                                                                             Bank, UBS
                                                                                                            Investment
                                                                                                             Bank, The
                                                                                                             Williams
                                                                                                              Capital
                                                                                                            Group, L.P.